Exhibit 99.1

Press Release

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Organon Appoints Company Executive Joseph Morrissey as Interim CEO and Board Chair Carrie Cox as Executive Chair; Announces Results of Audit Committee Investigation

Jersey City, NJ, October 27, 2025 -- Organon (NYSE: OGN) (“Organon” or “the Company”) today announced that its Board of Directors has appointed the Company’s Executive Vice President and Head of Manufacturing & Supply, Joseph Morrissey, Interim Chief Executive Officer. Board Chair Carrie S. Cox will also take on additional responsibilities on an interim basis as Executive Chair to support Mr. Morrissey in his new role. Director Robert Essner will assume the role of Lead Independent Director.

These appointments follow the resignation of Kevin Ali as Chief Executive Officer and member of the Board in connection with the Audit Committee investigation described below. Mr. Ali has agreed that he will not be entitled to severance or equity-related retirement benefits in connection with his resignation.

After concerns regarding the Company’s wholesaler sales practices for its Nexplanon® product were brought to the Board’s attention, the Audit Committee of the Board oversaw an independent, internal investigation into its sales to wholesalers. The investigation found that certain wholesalers in the United States were asked to buy more Nexplanon than they needed at the end of the fourth quarter of 2022, the third and fourth quarters of 2024 and the first, second and third quarters of 2025. The investigation found these sales represented less than 1% of the Company’s consolidated revenue for the year ended December 31, 2022 or December 31, 2024 as applicable but enabled Organon to meet guidance and/or certain external revenue expectations. The Company’s Board determined that these wholesaler sales practices were improper and certain of the Company’s prior statements were inaccurate or incomplete. While the findings to date do not necessitate a restatement or revision to any previously issued financial statements, the Company is taking remedial actions to improve its financial controls and address any material weaknesses. In connection with the investigation, the Company terminated the employment of its Head of U.S. Commercial & Government Affairs. There has been no finding that the Company’s Chief Financial Officer was aware of the improper wholesaler sales practices.

The Board is initiating a search for a permanent CEO, including both internal and external candidates, and retaining a search firm to assist with the process.

“The Board has confidence in Joe Morrissey’s ability to drive operational excellence,” said Ms. Cox. “Joe has extensive experience in senior leadership roles and is a highly regarded leader inside the organization.”

“Carrie’s deep experience leading global pharmaceutical businesses, coupled with her extensive Board experience, will complement Joe’s skills and make her the right partner to assist Joe in leading the Company forward. We thank both Joe and Carrie for stepping up to lead our Company during this period and believe they have the integrity, skills and experience to continue executing on our strategy to drive Organon’s business,” said Mr. Essner.

Mr. Morrissey, a member of the Company’s executive leadership team, has served as head of Organon’s global manufacturing and supply chain capabilities for over four years, leading the Company’s efforts to deliver medicines and solutions around the world. Mr. Morrissey came to Organon from Merck & Co., Inc, where he spent more than 30 years of his career. From 2017 to 2021, Mr. Morrissey served as Senior Vice President of Merck’s Animal Health Global Manufacturing and Supply, and from 2014 to 2016 as Senior Vice President and leader of Global Human Health Pharmaceutical Manufacturing. Previously, he held positions of increasing responsibility in pharmaceutical and vaccine manufacturing, global facilities management, corporate strategy and supply chain management.

“I look forward to continuing to execute on Organon’s business strategy, including further delevering the business and driving cost savings while achieving revenue growth,” said Mr. Morrissey. “We believe Organon’s focus on operational execution, especially around our growth pillars, as well as reducing our debt ratios will drive long-term shareholder value.”

The Company currently intends to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 by the deadline imposed by the rules of the Securities and Exchange Commission (the “SEC”). The Company plans to host a call and webcast to discuss third quarter 2025 financial results in connection with the filing of its Form 10-Q. Details are forthcoming. For additional information regarding these matters, please refer to Organon’s Current Report on Form 8-K filed with the SEC on October 27, 2025.

About Organon

Organon (NYSE: OGN) is a global healthcare company with a mission to deliver impactful medicines and solutions for a healthier every day. With a portfolio of over 70 products across Women’s Health and General Medicines, which includes biosimilars, Organon focuses on addressing health needs that uniquely, disproportionately or differently affect women, while expanding access to essential treatments in over 140 markets.

Headquartered in Jersey City, New Jersey, Organon is committed to advancing access, affordability, and innovation in healthcare. Learn more at www.organon.com and follow us on LinkedIn, Instagram, X, YouTube, TikTok and Facebook.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, this press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, the results of the ongoing independent investigation by the Audit Committee; the release of the Company’s third quarter 2025 financial results; the timing of the filing of the Company’s Form 10-Q for the quarter ended September 30, 2025 and other SEC filings; the Company’s evaluation of its internal controls over financial reporting; and the existence of one or more material weakness in internal control over financial reporting. Forward-looking statements may be identified by words such as “prospects,” “opportunity,” “objective,” “guidance,” potential,” “should,” “continue,” “will,” “pursuing,” “expects,” “intends,” “plans,” “believes,” “future,” “estimates,” or words of similar meaning. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate, or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, the timing and completion of the Company’s reporting of its third quarter 2025 results; the timing and completion of the filing of the Company’s Form 10-Q for the quarter ended September 30, 2025 and the other SEC filings discussed herein; the timing and completion of the Company’s quarterly financial reporting processes; the timing and completion of the Audit Committee investigation and the results thereof; the evaluation of material weaknesses in internal control over financial reporting; the timing of the review by, and the conclusions of, the Company’s independent registered public accounting firm regarding the Audit Committee’s internal review and the Company’s financial statements; legal or regulatory actions related to the Company’s sales practices and previously reported financial results; and the impact of this announcement on the price of the Company’s common stock and the Company’s relationships with investors, employees, suppliers, wholesalers, lenders and other parties.

The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K and subsequent SEC filings, available at the SEC’s Internet site (www.sec.gov).